UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2014

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-187470 (1933 Act)	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.
Amcor Rigid Plastics — Franklin, Indiana — On June 27, 2014, ARCP ID Franklin IN, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Cole Corporate Income Operating Partnership II, LP (“CCI II OP”), the operating partnership of Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”), entered into an agreement of purchase and sale with Amcor Rigid Plastics USA, Inc., a Delaware corporation (the “ID Franklin Seller”), which is not affiliated with the Company, Cole Corporate Income Advisors II, LLC (“CCI II Advisors”), the Company’s advisor, or affiliates (the “ID Franklin Purchase Agreement”). Pursuant to the terms of the ID Franklin Purchase Agreement, CCI II OP purchased a 422,912 square foot single-tenant industrial building leased to Amcor Rigid Plastics USA, Inc., located in Franklin, Indiana (the “ID Franklin Property”), for a purchase price of approximately $19.8 million, exclusive of closing costs. The ID Franklin Property was constructed in 1973 and was most recently renovated in 2006.
ODW Logistics — Columbus, Ohio — On June 30, 2014, ARCP ID Columbus OH, LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCI II OP, entered into an agreement of purchase and sale with TCI Obetz LLC, a Delaware limited liability company (the “ID Columbus Seller”), which is not affiliated with the Company, its advisor or affiliates (the “ID Columbus Purchase Agreement”). Pursuant to the terms of the ID Columbus Purchase Agreement, CCI II OP purchased an aggregate of 759,950 square feet of single-tenant industrial space leased to ODW Logistics, Inc., located in Columbus, Ohio (the “ID Columbus Property”), for a purchase price of $26.8 million, exclusive of closing costs. The ID Columbus Property is comprised of three buildings, each of which was constructed in a different year: 1992, 1994 and 1999.
Green Mountain Coffee — Burlington, Massachusetts — On June 30, 2014, ARCP OFC Burlington MA, LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCI II OP, entered into an agreement of purchase and sale with Burlington Crossing Realty Trust, a Massachusetts nominee trust (the “OFC Burlington Seller”), which is not affiliated with the Company, its advisor or affiliates (the “OFC Burlington Purchase Agreement”). Pursuant to the terms of the OFC Burlington Purchase Agreement, CCI II OP purchased a 150,673 square foot single-tenant office building leased to Keurig Green Mountain, Inc., located in Burlington, Massachusetts (the “OFC Burlington Property”), for a purchase price of $39.4 million, exclusive of closing costs. The OFC Burlington Property was constructed in 2013.

Item 2.01	Completion of Acquisition or Disposition of Assets
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.
CCI II OP, through its wholly-owned subsidiaries, acquired the ID Franklin Property, the ID Columbus Property and the OFC Burlington Property (each a “Property” and collectively, the “Properties”), from the ID Franklin Seller, the ID Columbus Seller and the OFC Burlington Seller on June 27, 2014, June 30, 2014 and June 30, 2014, respectively. The principal provisions of the leases at the Properties are set forth in the following table:

Property	Tenant	Total Square Feet Leased	% of Total Rentable Square Feet	Renewal Options (1)	Effective Annual Base Rent (2)		Effective Base Rent per Square Foot (2)	Lease Term (3)
Amcor Rigid Plastics — Franklin, IN	Amcor Rigid Plastics USA, Inc.	422,912	100%	2/5 yr.	$1,374,464	(4)	$3.25	6/27/2014	–	6/30/2029
ODW Logistics — Columbus, OH	ODW Logistics, Inc.	759,950	100%	2/5 yr.	$2,054,905	(5)	$2.70	6/30/2014	–	5/31/2023
Green Mountain Coffee Roasters (Phase I) — Burlington, MA	Keurig Green Mountain, Inc.	150,673	100%	4/5 yr.	$2,636,788	(6)	$17.50	6/30/2014	–	4/3/2028

(1)	Represents the number of renewal options and the term of each option.

(2)	Effective annual base rent and effective base rent per square foot include adjustments for rent concessions or abatements, if any.

(3)
Represents the lease term beginning with the later of the purchase date or the rent commencement date through the end of the non-cancelable lease term, assuming no renewals are exercised. In general, the Company intends for its properties to be subject to long-term triple or double net leases that require the tenants to pay substantially all operating expenses in addition to base rent.

(4)	The annual base rent under the lease increases every year by 2.0% of the then-current annual base rent.

(5)	The annual base rent under the lease increases every two years by 4.0% of the then-current annual base rent.

(6)	The annual base rent under the lease increases every five years by $0.75 per square foot.
The purchases of the Properties were funded with proceeds from the Company’s ongoing public offering of common stock, borrowings from the Company’s revolving line of credit with Series C, LLC, an affiliate of CCI II Advisors, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2014 (the “Amended Series C Loan”), and borrowings from the Company’s revolving bank credit facility, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2014 (the “Credit Facility”). In connection with the acquisitions, CCI II OP borrowed $55.0 million under the Amended Series C Loan and approximately $27.1 million under the Credit Facility, respectively, on June 27, 2014. As of June 30, 2014, the amount outstanding under the Amended Series C Loan was $55.0 million. As of June 30, 2014, the borrowing base under the Credit Facility based on the underlying collateral pool for qualified properties was approximately $100.4 million and the amount outstanding under the Credit Facility was $100.0 million. In connection with the acquisitions, the Company paid an affiliate of CCI II Advisors aggregate acquisition fees of approximately $1.7 million.
In evaluating the Properties as potential acquisitions, including the determination of an appropriate purchase price to be paid for each Property, the Company considered a variety of factors, including the condition and financial performance of each Property; the terms of the existing lease and the creditworthiness of the tenants; property location, visibility and access; age of each Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. The Company does not currently have plans to incur any significant costs to renovate, improve or develop the Properties, and the Company believes that the Properties are adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information pertaining to the Company’s borrowings under the Amended Series C Loan and the Credit Facility set forth under Item 2.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2014	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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